UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2011

Woodward, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 East Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

The information contained under item 8.01 is incorporated herein by reference.

Item 8.01 Other Events

Woodward, Inc. (“Woodward” or “the Company”) will change the segments used in its financial reporting to reflect a new operating structure using two reporting segments: Aerospace and Energy. This change will be reflected in the reported results for the fourth quarter and full year ended September 30, 2011.

Aerospace
Woodward’s Aerospace segment is a leader in controls for aircraft propulsion systems, as well as motion control and actuation systems for critical aerospace and defense platforms. The Aerospace segment combines the aircraft propulsion portion of the former Turbine Systems segment with the former Airframe Systems segment.

The Aerospace segment designs, produces and services high-performance fuel, air and combustion systems, cockpit controls, and flight and utility surface actuation systems. The Aerospace segment’s systems and components are on the world’s leading fixed wing and rotorcraft platforms in the commercial, business and military aerospace markets. In addition, the Aerospace segment produces critical motion control systems for weapons and ground defense systems.

Energy
Woodward’s Energy segment focuses on setting the global standard for control systems used in:

•	energy resource extraction, transportation and processing,

•	electricity generation, distribution, and storage, and

•	locomotives, ships, and alternative-fuel vehicles.

Woodward’s Energy segment combines the former Engine Systems and Electrical Power Systems segments with the industrial turbine portion of the former Turbine Systems segment.

The Energy segment designs, produces, and services high-performance fuel, air and combustion systems, motion control products, and electrical power conversion and management systems. The Energy segment’s systems and products control industrial gas and steam turbines, reciprocating engines, compressors, wind turbines, electrical power equipment, and other energy-related industrial equipment.

Attached as Exhibit 99.1 hereto is a press release that contains certain unaudited historical financial results for fiscal years 2009 and 2010, as well as quarterly data for fiscal 2010 and the first three quarters of fiscal 2011, which have been revised to reflect the new segment reporting structure. The segment changes do not impact the company’s audited consolidated balance sheet, statement of income, or cash flows.

Item 9.01 Financial Statements and Exhibits

99.1 News Release of Woodward, Inc., dated November 7, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

November 7, 2011	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Woodward, Inc., dated November 7, 2011